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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                                     MAY 21, 1998
                                            -------------------
DATE OF EARLIEST EVENT REPORTED                    MAY 21, 1998
                                            -------------------



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                   1-13726                      73-1395733
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)              Identification No.)



6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                      73118
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(Address of principal executive offices)                              (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On May 21, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce that its Board of Directors has approved a common stock repurchase program. The May 21, 1998 press release is filed herewith as
Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on May 21, 1998.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            CHESAPEAKE ENERGY CORPORATION



                                            BY:  /s/ AUBREY K. MCCLENDON
                                               --------------------------------
                                                     AUBREY K. MCCLENDON,
                                                    Chairman of the Board and
                                                       Chief Executive Officer

Dated: May 21, 1998


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                                 EXHIBIT INDEX
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
EXHIBIT           DESCRIPTION
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
  99              Press Release issued by the Registrant on May 21, 1998.